SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: October 28, 2002


                          WASATCH PHARMACEUTICAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            UTAH                        0-22899                  84-0854009
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
     of incorporation)

                310 East 4500 South, Suite 450, Murray, UT 84107
                -------------------------------------------------
                     Address of principal executive office)


       Registrant's telephone number, including area code: (801) 266-4668

                    714 East 7200 South, Midvale, Utah 84047
           ----------------------------------------------------------
          Former name or former address, if changed since last report)

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ITEM 5.  Other Events

         On September 9, 2002, the Company filed a Chapter 7 Bankruptcy in the United States Bankruptcy Court, District of Utah. A Trustee has been named, however, the Company plans to dismiss the bankruptcy filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             WASATCH PHARMACEUTICAL, INC.


Date:   October 28, 2002                     /s/  David K. Giles
                                             ---------------------------------
                                             David K. Giles, Secretary

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